UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2006

                           Applied DNA Sciences, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                       002-90539               59-2262718
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


        25 Health Sciences Drive, Suite 113, Stony Brook, New York 11790
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (631) 444-6862




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation.
Item 3.02 Unregistered Sales of Equity Securities.

     On March 8, 2006, we completed a private placement offering in which we sold an aggregate of 30 units (the "Units") of our securities, each Unit consisting of (i) a $50,000 Principal Amount 10% Secured Convertible Promissory Note (the "Notes") and (ii) warrants (the "Warrants") to purchase 100,000 shares of our common stock, or an aggregate of $1,500,000 in principal amount of Notes and Warrants to purchase 3,000,000 shares of common stock, for aggregate gross proceeds of $1,500,000. The Units were sold pursuant to Subscription Agreements, by and between each of the purchasers and Applied DNA Operations Management, Inc., our wholly owned subsidiary.

     The Notes bear interest at the rate of 10% per annum and mature 18 months after the date of issuance. The Notes, and interest accrued thereon, are convertible into shares of our common stock at a price of $0.50 per share by the holder anytime from issuance through the first anniversary of issuance of the Notes and automatically convert on the maturity date at a 20% discount to the average bid price for our common stock for the ten trading days prior to conversion. In addition, the holders have the right anytime after the 15th month and through the 18th month after the date of issuance to request payment of accrued interest and principal in cash and, anytime prior to conversion, we have the irrevocable right to repay accrued interest and principal under the Notes on 3 days notice, subject to the holders' voluntary right to convert the Notes during such three day period. All principal and accrued interest under the Notes will be due and payable in the event that we consolidate or merge with another entity, unless (i) we shall be the surviving entity in such consolidation or merger, or (ii) the other entity controls, is under common control with or is controlled by us immediately prior to the consolidation or merger whether or not we shall be the surviving entity in such consolidation or merger, in which event the Notes shall remain outstanding as an obligation of the consolidated or surviving entity. Upon an event of default under the Notes, all principal and accrued but unpaid interest under the Notes will automatically be due and payable, and the Notes shall bear interest until repaid at a default interest rate of 12%. The Notes are secured by all of our assets, including, but not limited to, our patents, trademarks, equipment, fixtures, inventory and accounts receivable, for the benefit of the holders, subject to our right to issue up to an additional $11,500,000 in principal amount of indebtedness with a security interest in our assets which is pari passu with the security interest of the holders of the Notes.

     The Warrants are exercisable from March 8, 2006 until March 7, 2011 at a price of $0.50 per share, subject to adjustment in certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our common stock, or any stock splits, combinations or dividends with respect to our common stock. The Warrants are callable at a price equal to $1.25 per share on the earlier of (i) one year from issuance or (ii) the date that the shares of common stock issuable upon exercise of the Warrants are registered for resale and our common stock has traded at or above $1.25 per share for 20 consecutive trading days.

     In addition, we have agreed to file a registration statement on Form SB-2 to effect the registration of 100% of our shares of common stock issuable upon conversion of the Notes and exercise of the Warrants within 30 days of the effective date of our pending registration statement on Form SB-2 (SEC File 333-122848) being declared effective by the SEC. We have agreed to use our reasonable best efforts to cause the registration statement to be declared effective no later than 180 days after the filing date. If we fail to file a registration statement with the SEC on or before the time frame described, the holders will be entitled to liquidated damages from Applied DNA Operations Management, Inc. in an amount equal to 2% per month for each month that we are delinquent in filing the registration statement.

     Arjent Limited, a registered broker dealer firm, (the "Selling Agent") acted as our selling agent in connection with the Offering. We paid the Selling
Agent: (a) a commission equal to $180,000, representing 12% of the Offering proceeds; (b) a 3% non-accountable expense allowance in the amount of $45,000;
(c) $75,000 for the Selling Agent's legal fees; (d) shares of common stock equal to 10% of the number of shares issuable upon conversion of the Notes on the date of issuance of the Notes; and (e) $90,000 for consulting and management fees, which will be paid to Vertical Capital Partners under the Selling Agent's exclusive banking agreement with Vertical Capital Partners. In addition, we issued 2,000,000 shares of common stock to the Selling Agent in its capacity as our investment banker. The Selling Agent had no obligation to buy any Notes or Warrants from us. In addition, we agreed to indemnify the Selling Agent and other persons against specific liabilities under the Securities Act of 1933, as amended (the "Act").

     We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Regulation S promulgated thereunder since, among other things, the investors were offshore accredited investors.

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Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number                    Description
------- ------------------------------------------------------------------------
10.1 Form of Subscription Agreement by and among Applied DNA Operations Management, Inc. and the investors named on the signature pages thereto.

10.2    Form of 10% Secured Convertible Promissory Note of Applied DNA Sciences,
        Inc.

10.3    Form of Warrant  Agreement  of Applied DNA  Sciences,  Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Applied DNA Sciences, Inc.


Date: March 14, 2006                         /s/ JAMES HAYWARD
                                             ------------------
                                             James Hayward
                                             Chief Executive Officer



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